UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
(September 21, 2005)
Date of Report (Date of earliest event reported) September 23, 2005
DYNAMEX INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21057	86-0712225

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1870 Crown Drive Dallas, Texas (Address of principal executive offices)		75234 (Zip Code)
(214) 561-7500
Registrant’s telephone number, including area code:
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure (Information furnished pursuant to Item 2.02 Results of Operations and Financial Condition)
The following information is furnished pursuant to Item 7.01 (“Regulation FD Disclosure”) and Item 2.02 (“Results of Operations and Financial Condition”). In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under Items 7.01 and 2.02 and is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.
Dynamex Inc. issued a press release on September 21, 2005 to announce its Results of Operations and Financial Condition for the Three and Twelve Month Periods ended July 31, 2005. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1	Press release of Dynamex Inc. dated September 21, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMEX INC.

Dated: September 23, 2005	By:	/s/ Ray E Schmitz

Ray E. Schmitz
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Dynamex Inc. dated September 21, 2005.